                      NEW ENGLAND LIFE INSURANCE COMPANY

                         Zenith Survivorship Life 2002
                         Zenith Survivorship Life Plus
                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies


      Supplement Dated April 30, 2012 to Prospectus Dated April 28, 2008


                           Zenith Survivorship Life
                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies


                      Supplement Dated April 30, 2012 to

        Prospectuses Dated April 30, 1999, May 1, 2000 and May 1, 2001

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses dated April 30, 1999, May 1, 2000, May 1, 2001 and April 28, 2008, as annually and periodically supplemented, for the above-referenced variable survivorship life insurance policies. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Survivorship Life 2002, Zenith Survivorship Life Plus and Zenith Survivorship Life Policies are no longer available for sale.

   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA") PROVIDES BACKGROUND INFORMATION ABOUT BROKER-DEALERS AND THEIR REGISTERED REPRESENTATIVES THROUGH FINRA BROKERCHECK. YOU MAY CONTACT THE FINRA BROKER-CHECK HOTLINE AT 1-800-289-9999, OR LOG ON TO WWW.FINRA.ORG. AN INVESTOR BROCHURE THAT INCLUDES INFORMATION DESCRIBING FINRA BROKERCHECK IS AVAILABLE THROUGH THE HOTLINE OR ON-LINE.

                         INTRODUCTION TO THE POLICIES

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

      Premium Payments                      New England Financial
                                            P.O. Box 371499
                                            Pittsburgh, PA 15250-7499

      Payment Inquiries and                 New England Financial/MetLife
      Correspondence                        P.O. Box 323
                                            Warwick, RI 02887-0323

      Beneficiary and Ownership Changes     New England Financial/MetLife
                                            P.O. Box 541
                                            Warwick, RI 02887-0541

      Surrenders, Loans, Withdrawals        New England Financial/MetLife
      and Sub-Account Transfers             P.O. Box 543
                                            Warwick, RI 02887-0543

      Death Claims                          New England Financial/MetLife
                                            P.O. Box 353
                                            Warwick, RI 02887-0353

      Sub-Account Transfers by Telephone    (800) 200-2214

      All Other Transactions and Inquiries  (800) 388-4000

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office or by telephoning us (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at (800) 200-2214. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

   We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

   Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

                                  FEE TABLES

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


   The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2011, before any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                                                     MINIMUM MAXIMUM
                                                                                     ------- -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets, including management fees,
  distribution (12b-1) fees and other expenses).....................................  0.27%   1.05%


   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges, including the cost of insurance charge.

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio.

CHARGES AGAINST THE ELIGIBLE FUNDS


   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2011, before and after any applicable contractual fee waivers and expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future.


ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                    CONTRACTUAL
                                                        DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
ELIGIBLE FUND                                  FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-------------                               ---------- -------------- -------- --------- --------- ------------- ---------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund...................   0.36%        0.25%       0.02%        --     0.63%          --       0.63%
American Funds Global Small Capitalization
 Fund......................................   0.70%        0.25%       0.04%        --     0.99%          --       0.99%
American Funds Growth Fund.................   0.32%        0.25%       0.02%        --     0.59%          --       0.59%
American Funds Growth-Income Fund..........   0.27%        0.25%       0.01%        --     0.53%          --       0.53%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS --
 INITIAL CLASS
Equity-Income Portfolio....................   0.46%           --       0.10%        --     0.56%          --       0.56%
MET INVESTORS SERIES TRUST -- CLASS A
BlackRock Large Cap Core Portfolio.........   0.59%           --       0.05%     0.01%     0.65%       0.01%       0.64%
Clarion Global Real Estate Portfolio.......   0.61%           --       0.06%        --     0.67%          --       0.67%
Harris Oakmark International Portfolio.....   0.77%           --       0.08%        --     0.85%       0.02%       0.83%
Invesco Small Cap Growth Portfolio.........   0.85%           --       0.03%        --     0.88%       0.02%       0.86%

                                                                                                       CONTRACTUAL
                                                           DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
ELIGIBLE FUND                                     FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-------------                                  ---------- -------------- -------- --------- --------- ------------- ---------
Janus Forty Portfolio.........................   0.63%          --        0.03%        --     0.66%       0.01%       0.65%
Lazard Mid Cap Portfolio......................   0.69%          --        0.06%        --     0.75%          --       0.75%
Legg Mason ClearBridge Aggressive Growth
 Portfolio....................................   0.62%          --        0.03%        --     0.65%          --       0.65%
Lord Abbett Bond Debenture Portfolio..........   0.50%          --        0.04%        --     0.54%          --       0.54%
Lord Abbett Mid Cap Value Portfolio...........   0.67%          --        0.06%        --     0.73%       0.02%       0.71%
MetLife Aggressive Strategy Portfolio.........   0.09%          --        0.01%     0.75%     0.85%       0.00%       0.85%
MFS(R) Research International Portfolio.......   0.68%          --        0.09%        --     0.77%       0.06%       0.71%
Morgan Stanley Mid Cap Growth Portfolio.......   0.65%          --        0.07%        --     0.72%       0.01%       0.71%
PIMCO Inflation Protected Bond Portfolio......   0.47%          --        0.04%        --     0.51%          --       0.51%
PIMCO Total Return Portfolio..................   0.48%          --        0.03%        --     0.51%          --       0.51%
RCM Technology Portfolio......................   0.88%          --        0.07%        --     0.95%          --       0.95%
SSgA Growth and Income ETF Portfolio..........   0.31%          --        0.01%     0.21%     0.53%          --       0.53%
SSgA Growth ETF Portfolio.....................   0.32%          --        0.03%     0.24%     0.59%          --       0.59%
T. Rowe Price Mid Cap Growth Portfolio........   0.75%          --        0.03%        --     0.78%          --       0.78%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.   0.83%          --        0.12%        --     0.95%       0.10%       0.85%
Barclays Capital Aggregate Bond Index
 Portfolio....................................   0.25%          --        0.03%        --     0.28%       0.01%       0.27%
BlackRock Aggressive Growth Portfolio.........   0.73%          --        0.04%        --     0.77%          --       0.77%
BlackRock Bond Income Portfolio...............   0.34%          --        0.03%        --     0.37%       0.01%       0.36%
BlackRock Diversified Portfolio...............   0.46%          --        0.05%        --     0.51%          --       0.51%
BlackRock Large Cap Value Portfolio...........   0.63%          --        0.03%        --     0.66%       0.03%       0.63%
BlackRock Legacy Large Cap Growth
 Portfolio....................................   0.71%          --        0.02%        --     0.73%       0.01%       0.72%
BlackRock Money Market Portfolio..............   0.33%          --        0.02%        --     0.35%       0.01%       0.34%
Davis Venture Value Portfolio.................   0.70%          --        0.03%        --     0.73%       0.05%       0.68%
FI Value Leaders Portfolio....................   0.67%          --        0.07%        --     0.74%          --       0.74%
Jennison Growth Portfolio.....................   0.62%          --        0.02%        --     0.64%       0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio........   0.90%          --        0.06%     0.09%     1.05%       0.08%       0.97%
Loomis Sayles Small Cap Growth
 Portfolio....................................   0.90%          --        0.06%        --     0.96%       0.08%       0.88%
Met/Artisan Mid Cap Value Portfolio...........   0.81%          --        0.03%        --     0.84%          --       0.84%
MetLife Conservative Allocation Portfolio.....   0.09%          --        0.02%     0.53%     0.64%       0.01%       0.63%
MetLife Conservative to Moderate Allocation
 Portfolio....................................   0.07%          --        0.01%     0.58%     0.66%       0.00%       0.66%
MetLife Mid Cap Stock Index Portfolio.........   0.25%          --        0.05%     0.02%     0.32%       0.00%       0.32%
MetLife Moderate Allocation Portfolio.........   0.06%          --           --     0.64%     0.70%       0.00%       0.70%
MetLife Moderate to Aggressive Allocation
 Portfolio....................................   0.06%          --        0.01%     0.69%     0.76%       0.00%       0.76%
MetLife Stock Index Portfolio.................   0.25%          --        0.02%        --     0.27%       0.01%       0.26%
MFS(R) Total Return Portfolio.................   0.54%          --        0.05%        --     0.59%          --       0.59%
MFS(R) Value Portfolio........................   0.70%          --        0.03%        --     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio..................   0.30%          --        0.11%     0.01%     0.42%       0.00%       0.42%
Neuberger Berman Genesis Portfolio............   0.82%          --        0.04%        --     0.86%       0.01%       0.85%
Oppenheimer Global Equity Portfolio...........   0.52%          --        0.10%        --     0.62%          --       0.62%

                                                                                                  CONTRACTUAL
                                                      DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                         AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                          MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
ELIGIBLE FUND                                FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-------------                             ---------- -------------- -------- --------- --------- ------------- ---------
Russell 2000(R) Index Portfolio..........   0.25%          --        0.06%     0.08%     0.39%       0.00%       0.39%
T. Rowe Price Large Cap Growth Portfolio.   0.60%          --        0.04%        --     0.64%       0.01%       0.63%
T. Rowe Price Small Cap Growth Portfolio.   0.49%          --        0.06%        --     0.55%          --       0.55%
Western Asset Management Strategic Bond
 Opportunities Portfolio.................   0.61%          --        0.06%        --     0.67%       0.04%       0.63%
Western Asset Management U.S.
 Government Portfolio....................   0.47%          --        0.02%        --     0.49%       0.01%       0.48%
Zenith Equity Portfolio..................      --          --        0.02%     0.67%     0.69%          --       0.69%



   The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Eligible Funds have agreed to waive fees and/or pay expenses of the Eligible Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Eligible Fund, but the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Eligible Funds provided the information on their expenses, and we have not independently verified the information.

   Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Eligible Fund invests in other underlying portfolios, the Eligible Fund will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Eligible Fund prospectus for more information.



   FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES ARE NOT AFFILIATED WITH NELICO.

                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT


   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.


   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


AMERICAN FUNDS INSURANCE SERIES(R)                               ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
ELIGIBLE FUND                                       SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                                       -----------                      --------------------

 American Funds Bond Fund                N/A                                As high a level of current income as
                                                                            is consistent with the preservation
                                                                            of capital.

 American Funds Global Small             N/A                                Long-term growth of capital.
   Capitalization Fund

 American Funds Growth Fund              N/A                                Growth of capital.

 American Funds Growth-Income            N/A                                Long-term growth of capital and
   Fund                                                                     income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS                           ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY
ELIGIBLE FUND                                       SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                                       -----------                      --------------------

 Equity-Income Portfolio                 FMR Co., Inc.                      Reasonable income. The fund will
                                                                            also consider the potential for
                                                                            capital appreciation. The fund's goal
                                                                            is to achieve a yield which exceeds
                                                                            the composite yield on the
                                                                            securities comprising the S&P 500(R)
                                                                            Index.

MET INVESTORS SERIES TRUST                                                         ADVISER: METLIFE ADVISERS, LLC
ELIGIBLE FUND                                       SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                                       -----------                      --------------------

 BlackRock Large Cap Core Portfolio      BlackRock Advisors, LLC            Long-term capital growth.

 Clarion Global Real Estate Portfolio    CBRE Clarion Securities LLC        Total return through investment in
                                         (formerly ING Clarion Real Estate  real estate securities, emphasizing
                                         Securities LLC)                    both capital appreciation and
                                                                            current income.

 Harris Oakmark International            Harris Associates L.P.             Long-term capital appreciation.
   Portfolio

 Invesco Small Cap Growth Portfolio      Invesco Advisers, Inc.             Long-term growth of capital.

 Janus Forty Portfolio                   Janus Capital Management LLC       Capital appreciation.

 Lazard Mid Cap Portfolio                Lazard Asset Management LLC        Long-term growth of capital.

 Legg Mason ClearBridge Aggressive       ClearBridge Advisors, LLC          Capital appreciation.
   Growth Portfolio

ELIGIBLE FUND                                    SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                                    -----------                       --------------------

Lord Abbett Bond Debenture           Lord, Abbett & Co. LLC               High current income and the
  Portfolio                                                               opportunity for capital appreciation
                                                                          to produce a high total return.

Lord Abbett Mid Cap Value Portfolio  Lord, Abbett & Co. LLC               Seeks capital appreciation through
                                                                          investments, primarily in equity
                                                                          securities, which are believed to be
                                                                          undervalued in the marketplace.

MetLife Aggressive Strategy          N/A                                  Growth of capital.
  Portfolio

MFS(R) Research International        Massachusetts Financial Services     Capital appreciation.
  Portfolio                          Company

Morgan Stanley Mid Cap Growth        Morgan Stanley Investment            Capital appreciation.
  Portfolio                          Management Inc.

PIMCO Inflation Protected Bond       Pacific Investment Management        Maximum real return, consistent
  Portfolio                          Company LLC                          with preservation of capital and
                                                                          prudent investment management.

PIMCO Total Return Portfolio         Pacific Investment Management        Maximum total return, consistent
                                     Company LLC                          with the preservation of capital and
                                                                          prudent investment management.

RCM Technology Portfolio             RCM Capital Management LLC           Capital appreciation; no
                                                                          consideration is given to income.

SSgA Growth and Income ETF           SSgA Funds Management, Inc.          Growth of capital and income.
  Portfolio

SSgA Growth ETF Portfolio            SSgA Funds Management, Inc.          Growth of capital.

T. Rowe Price Mid Cap Growth         T. Rowe Price Associates, Inc.       Long-term growth of capital.
  Portfolio

METROPOLITAN SERIES FUND                                                         ADVISER: METLIFE ADVISERS, LLC
ELIGIBLE FUND                                    SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                                    -----------                       --------------------

Baillie Gifford International Stock  Baillie Gifford Overseas Limited/1/  Long-term growth of capital.
  Portfolio (formerly Artio
  International Stock Portfolio)

Barclays Capital Aggregate Bond      MetLife Investment Advisors          To track the performance of the
  Index Portfolio                    Company, LLC                         Barclays U.S. Aggregate Bond
                                                                          Index.

BlackRock Aggressive Growth          BlackRock Advisors, LLC              Maximum capital appreciation.
  Portfolio

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC              A competitive total return primarily
                                                                          from investing in fixed-income
                                                                          securities.

BlackRock Diversified Portfolio      BlackRock Advisors, LLC              High total return while attempting to
                                                                          limit investment risk and preserve
                                                                          capital.

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC              Long-term growth of capital.

BlackRock Legacy Large Cap           BlackRock Advisors, LLC              Long-term growth of capital.
  Growth Portfolio

BlackRock Money Market Portfolio/2/  BlackRock Advisors, LLC              A high level of current income
                                                                          consistent with preservation of
                                                                          capital.

ELIGIBLE FUND                                    SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                     -----------                       --------------------
Davis Venture Value Portfolio        Davis Selected Advisers, L.P./3/      Growth of capital.
FI Value Leaders Portfolio           Pyramis Global Advisors, LLC          Long-term growth of capital.
Jennison Growth Portfolio            Jennison Associates LLC               Long-term growth of capital.
Loomis Sayles Small Cap Core         Loomis, Sayles & Company, L.P.        Long-term capital growth from
  Portfolio                                                                investments in common stocks or
                                                                           other equity securities.
Loomis Sayles Small Cap Growth       Loomis, Sayles & Company, L.P.        Long-term capital growth.
  Portfolio
Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited Partnership  Long-term capital growth.
MetLife Conservative Allocation      N/A                                   A high level of current income, with
  Portfolio                                                                growth of capital as a secondary
                                                                           objective.
MetLife Conservative to Moderate     N/A                                   A high total return in the form of
  Allocation Portfolio                                                     income and growth of capital, with a
                                                                           greater emphasis on income.
MetLife Mid Cap Stock Index          MetLife Investment Advisors           To track the performance of the
  Portfolio                          Company, LLC                          Standard & Poor's MidCap 400(R)
                                                                           Composite Stock Price Index.
MetLife Moderate Allocation          N/A                                   A balance between a high level of
  Portfolio                                                                current income and growth of
                                                                           capital, with a greater emphasis on
                                                                           growth of capital.
MetLife Moderate to Aggressive       N/A                                   Growth of capital.
  Allocation Portfolio
MetLife Stock Index Portfolio        MetLife Investment Advisors           To track the performance of the
                                     Company, LLC                          Standard & Poor's 500(R) Composite
                                                                           Stock Price Index.
MFS(R) Total Return Portfolio        Massachusetts Financial Services      Favorable total return through
                                     Company                               investment in a diversified portfolio.
MFS(R) Value Portfolio               Massachusetts Financial Services      Capital appreciation.
                                     Company
MSCI EAFE(R) Index Portfolio         MetLife Investment Advisors           To track the performance of the
  (formerly Morgan Stanley EAFE(R)   Company, LLC                          MSCI EAFE(R) Index.
  Index Portfolio)
Neuberger Berman Genesis             Neuberger Berman Management           High total return, consisting
  Portfolio                          LLC                                   principally of capital appreciation.
Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.                Capital appreciation.
Russell 2000(R) Index Portfolio      MetLife Investment Advisors           To track the performance of the
                                     Company, LLC                          Russell 2000(R) Index.
T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.        Long-term growth of capital and,
  Portfolio                                                                secondarily, dividend income.
T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.        Long-term capital growth.
  Portfolio
Western Asset Management             Western Asset Management              To maximize total return consistent
  Strategic Bond Opportunities       Company                               with preservation of capital.
  Portfolio
Western Asset Management U.S.        Western Asset Management              To maximize total return consistent
  Government Portfolio               Company                               with preservation of capital and
                                                                           maintenance of liquidity.
Zenith Equity Portfolio/4/           N/A                                   Long-term capital appreciation.

----------

/1/Prior to February 1, 2012, Artio Global Management LLC was the subadviser to the Portfolio.

/2/An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

/3/Davis Selected Advisers, LP. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

/4/The Zenith Equity Portfolio is a fund of funds that invests equally in three
   Portfolios: the Fl Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-388-4000.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS


   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

TRANSFER OPTION

   The following paragraphs in this section have been modified:

   The Eligible Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, the Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Eligible Fund.

   In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Eligible Fund prospectuses for more details.

                               THE FIXED ACCOUNT

POLICY TRANSACTIONS

   The following is added to this section:

   Although we are not currently limiting transfers from the Fixed Account to the greater of 25% of the Policy's cash value in the Fixed Account or the amount of cash value transferred from the Fixed Account in the preceding Policy Year, it is important to note that if we impose this limit, it could take a number of years to fully transfer a current balance from the Fixed Account to the Sub-Accounts of the Variable Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.


                              TAX CONSIDERATIONS

INTRODUCTION


   The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to a survivorship life policy is limited. Thus, there is some uncertainty regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if either or both insureds are in a substandard underwriting class, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


   IN GENERAL--DEATH BENEFITS. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.


   In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

   The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.


      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.


   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED
ENDOWMENT CONTRACTS.   Distributions other than death benefits from a Policy
that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted regarding policy loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.


   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the 2010 Act) has reinstated the estate and generation-skipping taxes through the end of 2012 with lower top rates and larger exemptions. The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


   It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and generation-skipping transfer tax or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing the estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax adviser should be consulted before exercising the policy split rider.

   EXPANDED DEATH BENEFIT RIDER. The tax consequences of continuing the Policy beyond the younger insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger insured's 100th year.

   OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.


   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies. In Rev. Rul. 2004-75, 2004-31 IRB 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.


   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience:

                              DIRECTORS OF NELICO


    NAME AND PRINCIPAL
    BUSINESS ADDRESS                              PRINCIPAL BUSINESS EXPERIENCE
    ------------------                            -----------------------------

Michael K. Farrell/(3)/.... Chairman of the Board, President and Chief Executive Officer of NELICO
                              since 2009 and Executive Vice President of Metropolitan Life Insurance
                              Company since 2005. Director of NELICO since 2004.

Peter M. Carlson/(2)/...... Director, Executive Vice President and Chief Accounting Officer of NELICO
                              since 2009 and Executive Vice President and Chief Accounting Officer of
                              Metropolitan Life Insurance Company since 2009. Formerly Executive
                              Vice President and Corporate Controller of Wachovia Corporation
                              2006-2009.

Todd B. Katz/(7)/.......... Director of NELICO since 2009 and Executive Vice President of
                              Metropolitan Life Insurance Company since 2010. Formerly Senior Vice
                              President of Metropolitan Life Insurance Company 2005-2009.

Gene L. Lunman/(5)/........ Director of NELICO since 2006 and Senior Vice President of Metropolitan
                              Life Insurance Company since 2006. Formerly Vice President of
                              Metropolitan Life Insurance Company 2005- 2006.

Catherine M. Richmond/(7)/. Director of NELICO since 2009 and Senior Vice President of Metropolitan
                              Life Insurance Company since 2004.


               EXECUTIVE OFFICERS OF NELICO OTHER THAN DIRECTORS



NAME AND PRINCIPAL ADDRESS                         PRINCIPAL BUSINESS EXPERIENCE
--------------------------                         -----------------------------
Robin Lenna/(4)/........... Executive Vice President of NELICO since 2011 and Executive Vice President of Metropolitan Life Insurance Company since 2010. Formerly Senior Vice
                              President of Metropolitan Life Insurance Company 2004-2010.
Steven J. Brash/(2)/....... Senior Vice President and Tax Director of NELICO since 2011 and Senior Vice
                              President and Tax Director of Metropolitan Life Insurance Company since
                              2011. Formerly Vice President of NELICO 2007-2011 and Vice President
                              and Tax Director of Metropolitan Life Insurance Company 2009-2011 and
                              Vice President 1987-2009.
William D. Cammarata/(6)/.. Senior Vice President of NELICO since 2007 and Senior Vice President of
                              Metropolitan Life Insurance Company since 2007.
Marlene B. Debel/(2)/...... Senior Vice President and Treasurer of NELICO since 2011 and Senior Vice
                              President and Treasurer of Metropolitan Life Insurance Company since
                              2011. Formerly Global Head of Liquidity Risk Management and Rating
                              Agency Relations of Bank of America 2009-2011 and Assistant Treasurer
                              and Head of Corporate Finance and Liquidity Risk Management of Merrill
                              Lynch & Co., Inc. 1989-2008 (Merrill Lynch was acquired by Bank of
                              America in January of 2009).
Alan C. Leland, Jr./(1)/... Senior Vice President of NELICO since 1996 and Vice President of
                              Metropolitan Life Insurance Company since 2000.
Jonathan L. Rosenthal/(3)/. Senior Vice President and Chief Hedging Officer of NELICO since 2010 and
                              Senior Managing Director of Metropolitan Life Insurance Company since
                              2008. Formerly Vice President and Chief Hedging Officer of NELICO
                              2005-2010 and Managing Director of Metropolitan Life Insurance
                              Company 1991-2008.


NAME AND PRINCIPAL ADDRESS                        PRINCIPAL BUSINESS EXPERIENCE
--------------------------                        -----------------------------
   Anne M. Belden/(8)/..... Vice President, Finance of NELICO since 2010 and Assistant Vice President and Actuary of Metropolitan Life Insurance Company since 2010. Formerly
                              Actuary of Metropolitan Life Insurance Company 2004-2010.

----------

/(1)/The principal business address is 501 Boylston Street, Boston, MA 02116. /(2)/The principal business address is 1095 Avenue of the Americas, New York,
     NY 10036.
/(3)/The principal business address is 10 Park Avenue, Morristown, NJ 07962. /(4)/The principal business address is 200 Park Avenue, New York, NY 10166 /(5)/The principal business address is 1300 Hall Boulevard, Bloomfield, CT
     06002.
/(6)/The principal business address is 18210 Crane Nest Drive, Tampa, FL 33647 /(7)/The principal business address is 501 Route 22, Bridgewater, NJ 08807 /(8)/The principal business address is 1 MetLife Plaza, 27-01 Queens Plaza
     North, Long Island, NY 11101




                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.